                                                                   Exhibit 99.13

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[313,380,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-5

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                                 JULY [13], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

                                           CLTV   CLTV    %      %               %      %
                           % of  average  above  above   full  owner           below  above
                           pool    LTV     80%    90%    doc    occ   ave wac   100k   500k  % IO  ave DTI  DTI > 45%
                          -----  -------  -----  -----  -----  -----  -------  -----  -----  ----  -------  ---------
A FICO below 600          22.32    81.51  82.52  58.69  97.15  99.34  8.71151  26.65   2.07  1.03    42.59      48.32
  FICO below 580           8.87    79.47  68.39  28.42  97.58  99.24  8.80114  24.19      0  1.34    41.91       44.9
  FICO below 560           2.91    75.59  51.33  25.09    100    100  8.67636  22.49      0  1.65    40.81      36.19

                                                          %       %               %      %                         CLTV
                           % of  average   FICO   FICO   full   owner           below  above         ave   DTI >   above  CLTV >
                           pool    LTV     <600  < 575   doc     occ   ave wac   100k   500k  % IO   DTI    45%     80%     90%
                          -----  -------  -----  -----  -----  ------  -------  -----  -----  ----  -----  -----  ------  ------
B LTV above 85%           12.95    94.59  56.54  17.22  97.24   96.36   9.2294  41.33   0.90  1.11  42.25  48.78  100.00   56.20
  LTV above 90%            7.26    98.31  48.81   6.49  98.45  100.00   9.3706  55.21   0.00  0.34  41.56  45.58  100.00  100.00
  LTV above 95%            4.98    99.96  49.01   5.82  99.00  100.00   9.6392  67.52   0.00  0.49  41.87  47.40  100.00  100.00

                                                          %      %               %      %                          CLTV
                           % of  average   FICO   FICO   full  owner           below  above         ave    DTI >  above   CLTV >
                           pool    LTV     <600  < 575   doc    occ   ave wac   100k   500k  % IO   DTI     45%     80%     90%
                          -----  -------  -----  -----  -----  -----  -------  -----  -----  ----  -----  ------  ------  ------
C DTI > 40%               77.40    78.74  19.11   5.76  75.73  98.77   7.8123  10.41   8.49  5.49  49.11   80.71   93.35   84.26
  DTI > 45%               62.47    78.74  17.26   4.88  76.86  98.87   7.7709   9.00   9.37  5.55  50.66  100.00   94.20   85.25
  DTI > 50%               34.17    78.68  15.71   4.10  92.03  99.00   7.6771   7.59  10.60  3.85  52.97  100.00   95.07   86.96
  Average DTI

                                                          %      %                %      %
                           % of  average   FICO   FICO   full  owner           below   above           ave   DTI >  LTV >  CLTV >
                           pool    LTV     <600  < 575   doc    occ   ave wac   100k    500k   % IO    DTI    45%    80%     90%
                          -----  -------  -----  -----  -----  -----  -------  ------  -----  ------  -----  -----  -----  ------
D   Non Owner Occ          1.27    78.57  11.63   2.51  64.88   0.00   8.6314   18.11   0.00    8.68  40.66  46.77  42.60    2.01
     Stated Docs          20.21    77.76   2.69   0.05   0.00  96.97   7.7933    3.25  10.23    8.50  45.67  68.11  93.53   87.21
  Loans below 100k        13.73    83.39  43.33  11.58  94.56  98.33   8.6413  100.00   0.00    0.57  41.03  40.97  90.18   77.46
      IO Loans             5.23    77.92   4.38   1.43  65.72  95.53   7.2854    1.49  27.76  100.00  45.31  66.19  91.36   86.70

E When do IOs reset

MONTHS TO NEXT RESET                          % OF            REMAINING
(ARMS ONLY)             COUNT  BALANCE ($)  BALANCE    WAC       TERM    WA CLTV  WA FICO
----------------------  -----  -----------  -------  -------  ---------  -------  -------
0 - 5
6 - 11
12 - 17                     1      108,000     0.44    5.875        349      100      603
18 - 23                    72   20,645,079    84.65  7.33016        359    97.17      687
24 - 29
30 - 35                     9    2,727,100    11.18  6.99437        359    97.38      696
36 - 41
54 - 59                     3      909,150     3.73  6.80991        359    99.73      699
60
                          ---   ----------    -----  -------        ---    -----      ---
TOTAL:                     85   24,389,329      100  7.26678        359     97.3      688
                          ===   ==========    =====  =======        ===    =====      ===

F Is DTI off current mortgage rate for IO   YES

G Summary of pool per grades

                                              % OF            REMAINING
CREDIT GRADE            COUNT  BALANCE ($)  BALANCE    WAC       TERM    WA CLTV  WA FICO
------------            -----  -----------  -------  -------  ---------  -------  -------
NA
TOTAL:

H What are top 10 cities and average strats for each

TOP 10 CITIES OF
OVERALL POOL            LOANS  BALANCE ($)  BALANCE  RATE (%)  (MONTHS)   LTV   SCORE
----------------        -----  -----------  -------  --------  --------  -----  -----
LOS ANGELES CA             19   7779270.48     1.65   7.67669       359  90.53    663
SAN JOSE CA                15   7388041.62     1.57   7.21979       359  97.59    693
LAS VEGAS NV               28   6495069.88     1.38   7.67433       359  95.86    642
BAKERSFIELD CA             24   5645830.47      1.2   7.58614       359  89.31    646
PORTLAND OR                29   4590258.67     0.97   7.95341       359  94.87    631
OAKLAND CA                 12   4246127.77      0.9   7.54619       359  95.05    685
MIAMI FL                   17   4166371.76     0.88   7.62337       359  95.74    668
CINCINNATI OH              36   3792415.98      0.8   8.25424       357  94.45    616
TACOMA WA                  21   3773961.67      0.8   7.71621       359  96.09    638
BOISE ID                   24   3771295.35      0.8   7.63508       359  92.82    637
OTHER                    2614  419750769.8    89.04   7.92696       358  96.22    640
                        -----  -----------    -----   -------       ---  -----    ---
TOTAL:                  2,839  471,399,413      100   7.89694       358  95.99    642
                        =====  ===========    =====   =======       ===  =====    ===

I What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?

                                              % OF             % STATED              % NON-OWNER  % FICO LESS
LTV > 90                LOANS  BALANCE ($)  BALANCE  RATE (%)   DOCTYPE  % IO LOANS    OCCUPIED     THAN 600
--------                -----  -----------  -------  --------  --------  ----------  -----------  -----------
                          35    34,231,188     7.26   9.37058      1.55        0.34            0        48.81

J What is max LTv fo stated income and minimum FICO for stated income?

MAX LTV, STATED INC.    100
MIN FICO, STATED INC.   564

K What is min FICO for loans above 90% LTV

  Min Fico for ltv greater than 90: 525

L Seasoning hisotry - any over 3m? YES

M Excess spread?

N what is available funds cap schedule at forwards +200, fixed prepay at 50% CPR, ARM pay at 125% CPR